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                                 Exhibit 23.2





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 15, 1999, included in Concord Communications, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this Registration Statement.


                                                         /S/ Arthur Andersen LLP
                                                         -----------------------
                                                         ARTHUR ANDERSEN LLP





Boston, Massachusetts
May 3, 1999